ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

SEMI-ANNUAL REPORT
MAY 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                  ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

July 1, 1997

Dear Shareholder:

Since our last report, the U.S. bond market has posted modest returns. After rallying at the end of 1996, the market reversed direction in early 1997 and gave up some of its earlier gains. Data indicating resurgent strength in the economy, particularly within the labor market, renewed concerns about inflation and pushed the bond market lower during the first quarter. In response to continued strong growth, and what were perceived as potential inflationary imbalances, the Federal Reserve raised interest rates in March, further eroding bond market returns.

More recently, however, the bond market has been able to recapture most of its earlier 1997 losses. The market rallied on data showing signs of a slowing economy and well behaved inflation. Expectations of additional interest rate increases by the Federal Reserve waned.

Debt prices in Argentina and Mexico have continued to rise as sound economic policies and solid fundamentals promoted growth. Inflationary pressures remain benign.


INVESTMENT RESULTS*
                                      TOTAL RETURNS FOR PERIODS ENDED
                                               MAY 31, 1997
                                          6 MONTHS      12 MONTHS
                                         ----------    -----------
ALLIANCE NORTH AMERICAN GOVERNMENT
  INCOME TRUST
Class A                                     5.91%         23.74%
Class B                                     5.44          22.64
Class C                                     5.44          22.63

LEHMAN BROTHERS AGGREGATE BOND INDEX        0.94           8.32

LEHMAN BROTHERS INTERMEDIATE-TERM
  GOVERNMENT BOND INDEX                     1.34           7.12

* THE TRUST'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON NET ASSET VALUES AS OF 5/31/97. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE TRUST HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE TRUST AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE LEHMAN BROTHERS INDICES ARE UNMANAGED AND DO NOT REFLECT FEES OR EXPENSES.


We are pleased to report that Alliance North American Government Income Trust posted solid returns over the most recent period. At left are the returns for the Trust as well as for the overall bond market, represented by the Lehman Brothers Aggregate Index, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds in the 1-10 year maturity range. The Trust significantly outperformed both indices for both the 6- and 12-month periods. This was largely due to the trust's non-U.S. holdings.

ECONOMIC ENVIRONMENT
Following GDP growth of 3.8% in 1996, the economic pace in the U.S. continued to accelerate in the first quarter of 1997, buoyed by continued growth in the labor market. In the first five months of the year, monthly job growth averaged 229,000, higher than last year's monthly average of approximately 162,000 new jobs. The production side of the economy also showed considerable strength. First quarter industrial production was up by 4.9% over levels from a year earlier and total hours worked increased by 3.8% over the same time period. Overall, GDP growth jumped to 5.9% during the first three months of 1997--its fastest rate of increase in nearly ten years.

During the second quarter, the bond market rallied as signs of a slowing economy and benign inflation accumulated and expectations for another Federal Reserve tightening were lowered. The rally was fueled by weak retail sales and durable goods reports. The unemployment rate edged down to 4.8% in May, its lowest level for twenty-three years, and wages increased very modestly. Despite the strong growth, inflation remained well behaved.

MARKET REVIEW AND OUTLOOK
U.S. fixed income returns were subdued for the first five months of the year, as gains in January and February were erased by higher interest rates in March. U.S. economic growth has continued at a pace considered above the long-term, non-inflationary rate. However, the most recent data indicate the economy is slowing sharply from its first quarter pace and we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable growth rate. We anticipate this slowing will occur before any substantial inflationary pressures mate-


1


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

rialize. Given the potential for further interest rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. While we expect the Federal Reserve to be preemptive in its fight against inflation, we do not expect the Federal Reserve to step ahead of the market by increasing rates.

Outside the U.S., emerging debt prices continued to rise, although at a slower pace than in the past two years. Higher U.S. interest rates negatively impacted emerging market debt prices. However, bond markets in Mexico and Argentina continued to outperform the U.S., due to strong economic growth and benign inflationary pressures.

GEOGRAPHIC DIVERSIFICATION OF PORTFOLIO HOLDINGS as of May 31, 1997

ARGENTINA 23.76%
U.S. 36.91%
MEXICO 23.76%
CANADA 15.57%

The Mexican economy continues to experience significant expansion, led by strong growth in investment and exports. Growth is expected to remain strong at around 4% in 1997, and inflation and interest rates should both decline during the upcoming year.

In Canada, the economy is showing signs of sustainable growth. This should enable the Bank of Canada to move towards a tighter monetary policy. We expect that interest rates will increase during 1997 and, consequently, we anticipate reducing our holdings in Canada for the short term and look for opportunities in other markets. We expect that inflation will not increase beyond 2%, which should keep yields for domestic long-term bonds in the 6% to 6.9% range.

In Argentina, the economy is gaining momentum and is on track for at least 5% growth this year, after 4.4% growth in 1996. The recent decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Trust's investment results.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
Chief Investment Officer


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                       ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      23.74%         18.55%
Five Years                     8.35%          7.41%
Since Inception*               8.31%          7.41%
SEC Yield**                    9.99%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      22.64%         19.64%
Five Years                     7.42%          7.42%
Since Inception*               7.39%          7.39%
SEC Yield**                    9.71%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      22.63%         21.63%
Since Inception*               6.49%          6.49%
SEC Yield**                    9.72%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or an applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4) and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/27/92, Class A and Class B; 5/3/93, Class C.
**   SEC Yields are for the 30 days ended May 31, 1997.


3


PORTFOLIO OF INVESTMENTS                                ALLIANCE NORTH AMERICAN
MAY 31, 1997 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
ARGENTINA-29.0%
GOVERNMENT OBLIGATIONS-29.0%
Republic of Argentina
  Pensioner-Bocon Pre III FRN
  3.58%, 9/01/02 (a)                            144,625   $  119,777,957
  Supplier-Bocon Pro I FRN
  3.51%, 4/01/07            ARS                 618,306      469,691,662

Total Argentinian Securities
  (cost $479,390,464)                                        589,469,619

CANADA-19.0%
GOVERNMENT/AGENCY OBLIGATIONS-19.0%
Government of Canada
  8.00%, 6/01/27 (b)        CA$                  64,500       52,297,802
Province of British Columbia
  7.88%, 11/30/23 (b)                            36,000       27,346,392
  8.00%, 9/08/23 (b)                             24,600       19,434,882
  9.00%, 8/23/24 (b)                             25,000       21,914,262
Province of Manitoba
  7.75%, 12/22/25 (b)                            60,200       46,688,294
Province of Ontario
  7.75%, 12/08/03 (b)                            20,000       15,619,682
  8.00%, 6/02/26 (b)                             91,250       72,222,926
Province of Quebec
  9.375%, 1/16/23 (b)                            88,600       78,177,414
Province of Saskatchewan
  9.60%, 2/04/22 (b)                             24,600       22,685,905
Quebec Hydro
  8.77%, 8/15/20 (c)(d)                         250,000       29,870,741

Total Canadian Securities
(cost $353,863,887)                                          386,258,300

MEXICO-29.0%
GOVERNMENT/AGENCY OBLIGATIONS-29.0%
Bankers Acceptances
  Nacional Financiera S.N.C. (d)
  15.00%, 8/13/98           MXP                  80,180        7,859,762
  16.50%, 12/26/03                              414,125       11,383,470
  16.95%, 12/24/03                               81,401        2,238,987
  17.50%, 12/11/03                               55,253        1,526,277
Mexican Treasury Bills (d)
  21.42%, 11/13/97          MXP                  75,081   $    8,637,298
  22.15%, 12/04/97                              197,089       22,411,180
  23.16%, 5/07/98                               774,729       80,647,895
  23.50%, 3/05/98                               204,792       22,121,474
  23.86%, 4/02/98                               593,548       65,090,603
  23.90%, 2/04/98                                66,126        7,251,648
  24.58%, 7/17/97                                84,320       10,382,677
  25.47%, 12/31/97                              157,216       17,628,647
  26.54%, 11/06/97                              712,219       82,248,374
  26.70%, 10/02/97                              257,958       30,360,531
  27.90%, 6/05/97                               516,971       65,193,492
  29.10%, 7/31/97                               753,658       92,086,224
  30.85%, 7/03/97                               216,194       26,880,629
  32.09%, 9/04/97                               295,743       35,443,512

Total Mexican Securities
  (cost $677,310,320)                                        589,392,680

UNITED STATES-44.9%
U.S. GOVERNMENT/AGENCY OBLIGATIONS-44.9%
Government National Mortgage Association
  9.75%, 6/15/24            US$                  16,355       17,230,309
U.S. Treasury Bonds
  6.625%, 2/15/27                                78,000       75,148,086
  6.75%, 8/15/26                                 55,000       53,539,035
  12.00%, 8/15/13                                66,200       92,493,779
  12.375%, 5/15/04                               41,200       54,216,604
  12.50%, 8/15/14                                19,000       27,710,303
  14.00%, 11/15/11                               31,900       47,810,125
U.S. Treasury Notes
  6.125%, 8/31/98                                18,500       18,534,688
  6.25%, 10/31/01                                60,000       59,437,500
  6.25%, 2/15/07                                 89,000       86,496,875
  6.625%, 3/31/02                                88,900       89,316,674
  6.625%, 4/30/02                                34,000       34,159,358
  6.75%, 4/30/00                                 46,100       46,575,383


4


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
U.S. Treasury Strips
  Zero Coupon, 5/15/09      US$                  52,430   $   23,226,543
  Zero Coupon, 5/15/10                          384,970      158,514,477
  Zero Coupon, 2/15/11                           70,000       27,264,930
  Zero Coupon, 5/15/14                           13,400        4,106,577

Total United States Securities
(cost $934,273,271)                                          915,781,246

TOTAL INVESTMENTS-121.9%
  (cost $2,444,837,942)                                   $2,480,901,845
Other assets less liabilities-(21.9)%                       (446,033,109)

NET ASSETS-100%                                           $2,034,868,736


(a) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(b) Securities, or portion thereof, with an aggregate market value of $356,387,559 have been segregated to collateralize forward exchange currency contracts.

(c)  Private Placement, valued at fair value. (see Note A.)

(d)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary:
     FRN - Floating rate note

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES                     ALLIANCE NORTH AMERICAN
MAY 31, 1997 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,444,837,942)     $2,480,901,845
  Cash                                                                  62,293
  Receivable for investment securities sold                         24,488,203
  Interest receivable                                               23,654,858
  Receivable for capital stock sold                                  8,724,465
  Unrealized appreciation of forward exchange
    currency contracts                                               3,117,372
  Other assets                                                         115,702
  Total assets                                                   2,541,064,738

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      234,205,157
  Dividend payable                                                  10,174,932
  Payable for capital stock redeemed                                 4,501,322
  Loan interest payable                                              2,935,695
  Advisory fee payable                                               1,292,360
  Distribution fee payable                                             472,561
  Accrued expenses                                                   2,613,975
  Total liabilities                                                506,196,002

NET ASSETS                                                      $2,034,868,736

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      255,059
  Additional paid-in capital                                     2,269,877,106
  Distribution in excess of net investment income                  (13,450,333)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (261,157,400)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     39,344,304
                                                                $2,034,868,736

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($430,757,638 / 54,004,060 shares of capital stock
    issued and outstanding)                                              $7.98
  Sales charge--4.25% of public offering price                             .35
  Maximum offering price                                                 $8.33

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,342,657,356 / 168,285,191 shares of capital stock
    issued and outstanding)                                              $7.98

  CLASS C SHARES
  Net asset value and offering price per share
    ($261,453,742 / 32,769,335 shares of capital stock
    issued and outstanding)                                              $7.98


See notes to financial statements.


6


STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $139,545)                                        $ 159,846,662

EXPENSES
  Advisory fee                                   $   7,225,442
  Distribution fee - Class A                           599,144
  Distribution fee - Class B                         6,594,818
  Distribution fee - Class C                         1,270,676
  Custodian                                          1,698,666
  Transfer agency                                    1,511,642
  Printing                                             149,247
  Audit and legal                                       95,927
  Administrative                                        86,231
  Taxes                                                 53,459
  Registration                                          48,760
  Amortization of organization expenses                 21,187
  Directors' fees                                       13,212
  Miscellaneous                                         48,036
  Total expenses before interest                    19,416,447
  Interest expense                                   7,978,235
  Total expenses                                                    27,394,682
  Net investment income                                            132,451,980

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                     8,287,846
  Net realized gain on foreign
    currency transactions                                            9,348,758
  Net change in unrealized appreciation of:
    Investments                                                    (40,000,874)
    Foreign currency denominated assets
      and liabilities                                               (1,831,228)
  Net loss on investments                                          (24,195,498)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 108,256,482


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                      ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              SIX MONTHS ENDED     YEAR ENDED
                                                MAY 31, 1997      NOVEMBER 30,
                                                 (UNAUDITED)         1996
                                              ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income                        $  132,451,980   $  253,011,440
  Net realized gain (loss) on investments
    and foreign currency transactions              17,636,604     (166,940,464)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets and
    liabilities                                   (41,832,102)     435,674,111
  Net increase in net assets from operations      108,256,482      521,745,087

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (24,664,019)     (31,636,818)
    Class B                                       (75,476,918)    (115,651,793)
    Class C                                       (14,548,983)     (22,209,685)
  Tax return of capital
    Class A                                                -0-      (9,263,080)
    Class B                                                -0-     (33,862,188)
    Class C                                                -0-      (6,502,870)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     75,123,522       68,868,628
  Total increase                                   68,690,084      371,487,281

NET ASSETS
  Beginning of year                             1,966,178,652    1,594,691,371
  End of period                                $2,034,868,736   $1,966,178,652


See notes to financial statements.


8


STATEMENT OF CASH FLOWS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                          $    52,650,220
  Interest paid                                   (7,990,805)
  Operating expenses paid                        (18,051,766)
  Net increase in cash from operating
    activities                                                 $    26,607,649

INVESTING ACTIVITIES:
  Proceeds from disposition of short-term
    portfolio investments, net                    50,699,578
  Purchases of long-term portfolio
    investments                               (1,411,149,599)
  Proceeds from disposition of long-term
    portfolio investments                      1,351,063,250
  Net decrease in cash from investing
    activities                                                      (9,386,771)

FINANCING ACTIVITIES*:
  Subscriptions of capital stock, net             70,032,662
  Cash dividends paid                           (110,745,358)
  Net decrease in cash from financing
    activities                                                     (40,712,696)
  Effect of exchange rate on cash                                   16,355,934
  Net decrease in cash                                              (7,135,884)
  Cash at beginning of year                                          7,198,177
  Cash at end of period                                        $        62,293


RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets from operations                     $ 108,256,482

ADJUSTMENTS:
  Decrease in interest receivable              $     984,655
  Net realized gain on investment transactions    (8,287,846)
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities            41,832,102
  Accretion of bond discount                    (108,181,096)
  Increase in accrued expenses and other
    liabilities                                    1,352,110
  Net realized gain on foreign currency
    transactions                                  (9,348,758)
                                                                   (81,648,833)
  Net increase in cash from operating activities                 $  26,607,649


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS                           ALLIANCE NORTH AMERICAN
MAY 31, 1997 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price provided by the principal market makers. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and foreign exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $331,965 have been deferred and were amortized on a straight-line basis through March 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


10


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $86,231 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $765,752 for the six months ended May 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $125,629 from the sale of Class A shares and $138, $733,762 and $34,273 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $35,369,373 and $3,674,920 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $174,315,031 and $291,214,110, respectively, for the six months ended May 31, 1997. There were purchases of $1,197,484,037 and sales of $1,030,012,099 of U.S. government and government agency obligations for the six months ended May 31, 1997.

At May 31, 1997, the cost of investments for federal income tax purposes was $2,466,032,158. Accordingly, gross unrealized appreciation of investments was $148,246,231 and gross unrealized depreciation of investments was $133,376,544 resulting in net unrealized appreciation of $14,869,687. At November 30, 1996, the Fund had a capital loss carryforward totaling $244,497,492, of which $70,618,925 expires in the year 2002, $134,381,470 expires in the year 2003, and $39,497,097 expires in the year 2004.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)               ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid high quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                           CONTRACT     VALUE ON       U.S. $
                            AMOUNT     ORIGINATION    CURRENT      UNREALIZED
                            (000)         DATE         VALUE      APPRECIATION
                         ------------  ------------  -----------  ------------
FOREIGN CURRENCY
  SALE CONTRACT
Canadian Dollars
  expiring
  6/02/97-6/30/97        481,507,607  $352,163,665  $349,046,293    $3,117,372


NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 25, 1996. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 1997 was $250,000,000 with a related weighted average interest rate at period end of 6.08% and a weighted average annualized interest rate of 6.25%. The $250,000,000 balance will mature on June 24, 1997. Interest payments on current borrowings are based on the Eurodollar margin plus the applicable Eurodollar rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .15% per annum on the daily amount of the total commitment as in effect.


12


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1997     NOV. 30,    MAY 31, 1997      NOV. 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            7,559,094    18,944,431   $  59,743,145   $ 140,393,513
Shares issued in
  reinvestment of
  dividends and
  distributions        1,078,828     2,057,846       8,545,088      15,163,942
Shares converted
  from Class B         3,260,835     2,279,998      25,803,742      16,873,171
Shares redeemed       (6,079,686)  (12,520,904)    (48,022,034)    (93,408,830)
Net increase           5,819,071    10,761,371   $  46,069,941   $  79,021,796

CLASS B
Shares sold           19,796,121    35,540,009   $ 156,743,536   $ 262,230,157
Shares issued in
  reinvestment of
  dividends and
  distributions        2,739,951     6,054,943      21,711,684      44,586,197
Shares converted
  to Class A          (3,260,835)   (2,279,998)    (25,803,742)    (16,873,171)
Shares redeemed      (17,073,736)  (39,607,584)   (135,078,618)   (291,766,451)
Net increase
  (decrease)           2,201,501      (292,630)  $  17,572,860   $  (1,823,268)

CLASS C
Shares sold            5,255,370     8,095,161   $  41,520,461   $  59,728,484
Shares issued in
  reinvestment of
  dividends and
  distributions          572,205     1,232,338       4,535,019       9,077,697
Shares redeemed       (4,367,984)  (10,461,384)    (34,574,759)    (77,136,081)
Net increase
  (decrease)           1,459,591    (1,133,885)  $  11,480,721   $  (8,329,900)


NOTE G: LITIGATION
On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint"), styled IN RE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION, was filed in the U.S. District Court for the Southern District of New York against the Fund, the Adviser, Alliance Capital Management Corporation ("ACMC"), Alliance Fund Distributors, Inc. ("AFD"), The Equitable Companies Incorporated ("The Equitable"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. On September 26, 1996, the District Court granted defendants' motion to dismiss the Complaint as to all claims.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. In the proposed amended complaint ("Amended Complaint"), plaintiffs asserted claims against the Fund, the Adviser, ACMC, AFD, The Equitable, and certain current and former officers and directors of the Fund and ACMC alleging violations of federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to (i) the Fund's hedging practices, (ii) the


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)               ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Fund's investments in certain mortgage-backed securities, and (iii) the risks and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification as the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and ordered that the case be dismissed. Plaintiffs have 30 days from the time a final judgement is entered in the case to file an appeal from the District Court's decision. The Fund and the Adviser believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against these claims.


NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


14


FINANCIAL HIGHLIGHTS                                    ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS                                                         MARCH 27,
                                              ENDED                                                            1992(A)
                                              MAY 31,                  YEAR ENDED NOVEMBER 30,                   TO
                                               1997     --------------------------------------------------    NOV. 30,
                                            (UNAUDITED)      1996         1995         1994         1993        1992
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .55(b)      1.09(b)      1.18(b)      1.02         1.09          .69(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.09)        1.14        (1.59)       (2.12)         .66         (.31)
Net increase (decrease) in net asset
  value from operations                          .46         2.23         (.41)       (1.10)        1.75          .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.49)        (.75)          -0-        (.91)       (1.09)        (.68)
Tax return of capital                             -0-        (.22)        (.97)        (.21)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions               (.49)        (.97)        (.97)       (1.12)       (1.10)        (.68)
Net asset value, end of period                $ 7.98       $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70

TOTAL RETURN
Total investment return based on net
  asset value(d)                                5.91%       35.22%       (3.59)%     (11.32)%      18.99%        3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $430,758     $385,784     $252,608     $303,538     $268,233      $61,702
Ratio of expenses to average net assets         2.23%(e)     2.34%        2.62%        1.70%        1.61%        2.45%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.41%(e)     1.41%        1.51%        1.37%        1.33%        1.66%(e)
Ratio of net investment income to
  average net assets                           14.06%(e)    14.82%       18.09%       11.22%       10.77%       10.93%(e)
Portfolio turnover rate                          142%         166%         180%         131%         254%          86%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                               ------------------------------------------------------------------------------
                                                SIX MONTHS                                                       MARCH 27,
                                                  ENDED                                                           1992(A)
                                                 MAY 31,                 YEAR ENDED NOVEMBER 30,                     TO
                                                  1997      --------------------------------------------------    NOV. 30,
                                               (UNAUDITED)      1996         1995         1994         1993         1992
                                               -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period             $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                               .53(b)      1.04(b)      1.13(b)       .96         1.01          .64(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     (.11)        1.12        (1.61)       (2.13)         .67         (.31)
Net increase (decrease) in net asset
  value from operations                             .42         2.16         (.48)       (1.17)        1.68          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income               (.45)        (.69)          -0-        (.84)       (1.02)        (.63)
Tax return of capital                                -0-        (.21)        (.90)        (.21)          -0-          -0-
Distributions from net realized gains                -0-          -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions                  (.45)        (.90)        (.90)       (1.05)       (1.03)        (.63)
Net asset value, end of period                   $ 7.98       $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70

TOTAL RETURN
Total investment return based on net
  asset value(d)                                   5.44%       33.96%       (4.63)%     (11.89)%      18.15%        3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $1,342,657   $1,329,719   $1,123,074   $1,639,602   $1,313,591     $216,317
Ratio of expenses to average net assets            2.94%(e)     3.05%        3.33%        2.41%        2.31%        3.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                   2.12%(e)     2.12%        2.22%        2.07%        2.04%        2.35%(e)
Ratio of net investment income to
  average net assets                              13.36%(e)    14.20%       17.31%       10.53%       10.01%       10.16%(e)
Portfolio turnover rate                             142%         166%         180%         131%         254%          86%


See footnote summary on page 17.


16


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                           MAY 3,
                                               ENDED                                              1993(H)
                                              MAY 31,             YEAR ENDED NOVEMBER 30,            TO
                                               1997      -------------------------------------    NOV. 30,
                                            (UNAUDITED)      1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 8.01       $ 6.75       $ 8.13       $10.34       $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .53(b)      1.05(b)      1.13(b)       .96          .58
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.11)        1.11        (1.61)       (2.12)         .30
Net increase (decrease) in net asset
  value from operations                          .42         2.16         (.48)       (1.16)         .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.69)          -0-        (.84)        (.58)
Tax return of capital                             -0-        (.21)        (.90)        (.21)          -0-
Total dividends and distributions               (.45)        (.90)        (.90)       (1.05)        (.58)
Net asset value, end of period                $ 7.98       $ 8.01       $ 6.75       $ 8.13       $10.34

TOTAL RETURN
Total investment return based on net
  asset value(d)                                5.44%       33.96%       (4.63)%     (11.89)%       9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $261,454     $250,676     $219,009     $369,714     $310,230
Ratio of expenses to average net assets         2.93%(e)     3.04%        3.33%        2.39%        2.21%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.12%(e)     2.12%        2.21%        2.06%        2.04%(e)
Ratio of net investment income to
  average net assets.                          13.37%(e)    14.22%       17.32%       10.46%        9.74%(e)
Portfolio turnover rate                          142%         166%         180%         131%         254%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the ratios of expenses to average net assets would have been 2.49% and 3.16% for Class A and Class B shares, respectively.

(g)  Net of interest expense of .82%, .93%, 1.11%, .33%, .28% and .79%, respectively, since inception on loan agreement (see Note E).

(h)  Commencement of distribution.


17


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGSR